PENN SERIES FUNDS, INC.

Supplement dated October 22, 2026

to the Prospectus dated May 1, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Large Cap Growth Fund

Effective December 31, 2026 (the “Effective Date”), Joseph Skorski will no longer serve as a portfolio manager of the Large Cap Growth Fund (the “Fund”) and Matthew Scholder will join Jeffrey Constantino as a co-portfolio manager of the Fund. In addition, Jeffrey Constantino has announced his plans to retire, effective April 30, 2028. Mr. Constantino will continue to serve on the portfolio management team until his retirement.

As a result of the foregoing, as of the Effective Date, the information in the Prospectus under the heading entitled “Portfolio Manager” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jeffrey Constantino, an Investment Officer of MFS, has served as a portfolio manager for the Fund since May 2013. Mr. Constantino has announced his plans to retire effective April 30, 2028. As of such date, he will no longer serve as a portfolio manager for the Fund.

Matthew Scholder, a Co-Chief Investment Officer of MFS, has served as a portfolio manager for the Fund since December 2026.

In addition, as of the Effective Date, the information in the Prospectus under the heading “Management – Sub-Advisers – Massachusetts Financial Services Company” is replaced in its entirety by the following:

Massachusetts Financial Services Company. Massachusetts Financial Services Company (“MFS”), commonly known as MFS Investment Management, is sub-adviser to the Large Cap Growth Fund. As sub-adviser, MFS provides investment management services to the Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts, 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). As of December 31, 2025, net assets under management of the MFS organization were approximately $651.4 billion.

Jeffrey Constantino is responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Constantino is an Investment Officer of MFS. He has been employed in the investment area of MFS since 2000 and has been a portfolio manager of the Large Cap Growth Fund since 2013. Mr. Constantino has announced his plans to retire effective April 30, 2028. As of such date, he will no longer serve as a portfolio manager for the Fund.

Matthew Scholder is responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Scholder is a Co-Chief Investment Officer of MFS. He has been employed in the investment area of MFS since 2010 and has been a portfolio manager of the Large Cap Growth Fund since December 2026.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9291 10/26

PENN SERIES FUNDS, INC.

Supplement dated October 22, 2026

to the Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Cap Growth Fund

Effective December 31, 2026 (the “Effective Date”), Joseph Skorski will no longer serve as a portfolio manager of the Large Cap Growth Fund (the “Fund”) and Matthew Scholder will join Jeffrey Constantino as a co-portfolio manager of the Fund. In addition, Mr. Constantino has announced his plans to retire, effective April 30, 2028. Mr. Constantino will continue to serve on the portfolio management team until his retirement.

As a result of the foregoing, as of the Effective Date, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – Massachusetts Financial Services Company,” is hereby deleted and replaced with the following:

Mr. Constantino did not beneficially own any shares of the Fund as of December 31, 2025. Mr. Scholder did not beneficially own any shares of the Fund as of October 20, 2026.

Additionally, as of the Effective Date, in the same section of the SAI, the “Other Accounts” chart is hereby replaced in its entirety with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jeffrey Constantino*	4	$12,868.5	7	$2,209.4	15	$4,201.8
Matthew Scholder**	0	$0	0	$0	0	$0

*	The information for Mr. Constantino is provided as of December 31, 2025.
**	The information for Mr. Scholder is provided as of October 20, 2026.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9292 10/26